UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): April 11, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles                0-19961                    N/A
(State or other jurisdiction    Commission File Number      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles                   N/A
               (Address of principal executive offices)         (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525

                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.      Results of Operations and Financial Condition
                ---------------------------------------------

         On April 11, 2005, Orthofix International N.V. issued a press release announcing, among other things, that first quarter sales exceeded its guidance range for the first quarter ended March 31, 2005 and that the company reached an agreement to conclude its 'Bone Source' licensing agreement with Stryker. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

       (c)    Exhibits


       99.1   Press release of Orthofix International N.V. dated April 11, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ORTHOFIX INTERNATIONAL N.V.

                                                By: /s/ Thomas Hein
                                                --------------------------------
                                                Name:  Thomas Hein
                                                Title: Chief Financial Officer



Date:    April 12, 2005